EXECUTION COPY

AMENDMENT NO. 2

     AMENDMENT NO. 2 dated as of April 29, 2008 to the Credit Agreement referred to below, between JOURNAL REGISTER COMPANY (the “Borrower”) and the Lenders party to such Credit Agreement executing this Amendment No. 2 on the signature pages hereto.

     The Borrower, the Lenders party thereto and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of January 25, 2006 (as heretofore amended, modified and supplemented and in effect immediately prior to the Amendment No. 2 Effective Date (as defined below), the “Credit Agreement”). The Borrower, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, but effective as of the Amendment No. 2 Effective Date, the Credit Agreement shall be amended as follows:

     2.1. General References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

     2.2. Definitions.

     A. Section 1.01 of the Credit Agreement shall be amended by amending the following definitions (to the extent already included in said Section 1.01) and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Section 1.01):

     “Amendment No. 2” shall mean Amendment No. 2 dated as of April 29, 2008 to this Agreement.

     “Amendment No. 2 Effective Date” shall have the meaning assigned to such term in Section 5 of Amendment No. 2.

     “Amendment No. 2 Period” shall mean the period commencing on the Amendment No. 2 Effective Date and ending on the date on which the Borrower has delivered to the Administrative Agent its consolidated financial statements for the fiscal quarter ending on or nearest to June 30, 2008 pursuant to Section 8.01(a) hereof.

     “Cash Flow Forecast” shall mean a 13-week cash flow forecast prepared by the Borrower every week during the Amendment No. 2 Period and delivered to the

Amendment No. 2

Administrative Agent (for delivery to the Lenders), in form and with detail substantially similar to the 13-week Cash Flow Forecast delivered pursuant to Section 5.4 of Amendment No. 2 and reflecting the Borrower’s good faith projections of all cash receipts and disbursements in connection with the operation of its business beginning on the first day of the period covered by such Cash Flow Forecast.

     “Revolving Credit Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Credit Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.03 hereof and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.06 hereof. The amount of each Lender’s Revolving Credit Commitment as of the Amendment No. 2 Effective Date is set forth on Annex 1 to Amendment No. 2, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Credit Commitment after the Amendment No. 2 Effective Date, as applicable. The aggregate amount of the Lenders’ Revolving Credit Commitments is $150,000,000 as of the Amendment No. 2 Effective Date.

     “Revolving Credit Lenders” shall mean (a) on the Amendment No. 2 Effective Date, the Lenders having Revolving Credit Commitments as set forth on Annex 1 to Amendment No. 2 and (b) thereafter, the Lenders from time to time having Revolving Credit Exposure and holding Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 11.06 hereof.

     “Security Documents” shall mean, collectively, the Security Agreement, all other security agreements, pledge agreement, mortgages, deeds of trust and other similar agreements or instruments creating or perfecting a security interest in or lien upon any Property and required to be entered into by any Obligor pursuant to this Agreement (including any control agreements), and all Uniform Commercial Code financing statements required thereby to be filed with respect to the security interests created pursuant thereto.

     B. The definition of “Cash Flow” in Section 1.01 of the Credit Agreement shall be amended to insert in the fourth line thereof immediately after the word “losses” the following words: “and before any gains or losses from the sale of assets”.

     C. The definition of “Interest Period” in Section 1.01 of the Credit Agreement shall be amended by inserting a new sentence at the end thereof to read as follows:

“Notwithstanding anything herein to the contrary, at any time during the Amendment No. 2 Period, each Interest Period in respect of any new borrowing or the Continuation or Conversion of any Loan existing as of the Amendment No. 2 Effective Date shall be of one-month duration (subject to the immediately preceding sentence).”

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     2.3. Incremental Facility. Section 2.01(c) of the Credit Agreement is hereby amended by inserting a new paragraph at the end thereof to read as follows:

     “Notwithstanding anything herein to the contrary, the provisions of this Section 2.01(c) shall not be operative at any time during the Amendment No. 2 Period without the prior written consent of the Required Lenders.”

     2.4. Mandatory Prepayments. Section 2.09 of the Credit Agreement is hereby amended as follows:

     A. Section 2.09(b) is hereby amended by inserting a new paragraph at the end thereof to read as follows:

     “Notwithstanding anything herein to the contrary, if any time during the Amendment No. 2 Period, the Borrower or any of its Subsidiaries shall receive Net Proceeds in respect of any Dispositions and/or sale-leaseback transactions covered under clause (i) of this Section 2.09(b) (excluding any such Disposition or sale-leaseback transaction resulting in Net Cash Proceeds of $250,000 or less, individually, but not exceeding $2,000,000 in the aggregate), the Borrower shall be required to apply, or cause to be applied, such Net Proceeds within three Business Days following such receipt to prepay the Tranche A Term Loans in the manner and to the extent specified in paragraph (d) of this Section 2.09. ”

     B. A new Section 2.09(d) shall be inserted immediately following Section 2.09(c) to read as follows:

     “(d) Maximum Cash Balances. At any time during the Amendment No. 2 Period, if the Borrower and its Subsidiaries shall maintain cash and Cash Equivalents in excess of $10,000,000 in the aggregate as of the close of business (New York time) on any Business Day, the Borrower shall, not later 12:00 noon (New York time) on the next succeeding Business Day, prepay the outstanding Revolving Loans in an aggregate amount not less than the amount of such excess (together with interest thereon and any amounts payable under Section 5.05 hereof; provided that such prepayment shall be applied first to Base Rate Loans and then to Eurodollar Loans).”

     C. Paragraph “(d)” of Section 2.09 shall be re-lettered as paragraph “(e)” (and any references in the Credit Agreement (prior to giving effect to this Amendment No. 2) to Section 2.09(d) of the Credit Agreement shall be likewise deemed to be amended).

     D. Paragraph “(e)” of Section 2.09 shall be re-lettered as paragraph “(f)” (and any references in the Credit Agreement (prior to giving effect to this Amendment No. 2) to Section 2.09(e) of the Credit Agreement shall be likewise deemed to be amended).

     E. Section 2.09(e) is hereby amended and restated in its entirety to read as follows:

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     “(f) Notice; Delivery of Certificate. Except for prepayments made pursuant to Section 2.09(d) hereof, the Borrower shall give notice to the Administrative Agent of each prepayment pursuant to this Section 2.09 in the same manner and at the same time as is required for any optional prepayment pursuant to Section 2.08 hereof. At the time it makes any prepayment of the Loans as required by paragraph (b) above, the Borrower will deliver to the Administrative Agent a certificate of a Senior Officer, in form and detail satisfactory to the Administrative Agent, containing calculations of Net Proceeds or in respect of the related Disposition or Casualty Event, as the case may be, and any deductions therefrom in respect of amounts that are not required to be prepaid pursuant to this Section 2.09, and specifying the amount of each such prepayment.”

     2.5. Interest. Section 3.02 of the Credit Agreement is hereby amended by inserting a new paragraph at the end thereof to read as follows:

     “Notwithstanding anything herein to the contrary, at any time during the Amendment No. 2 Period, accrued interest payable on Base Rate Loans borrowed after the Amendment No. 2 Effective Date shall be payable on the last Business Day of each month and accrued interest payable on Eurodollar Loan borrowed after the Amendment No. 2 Effective Date shall be payable on each one month interval following the first day of the relevant Interest Period for such Eurodollar Loan and on the last day of each Interest Period therefor.”

2.6. Initial and Subsequent Extensions of Credit.

     A. The first sentence of Section 6.02 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (b) thereof, (b) amending such clause (b) to insert at the end thereof, immediately prior to the semi-colon, the following words: “(provided that, at any time during the Amendment No. 2 Period, the representation and warranty under Section 7.17 of the Credit Agreement shall be qualified by the assumption that the obligations in respect of the Credit Documents shall mature at their respective scheduled maturities)”, (c) replacing the period at the end of clause (c) with a semi-colon and (d) inserting new clauses (d) and (e) at the end of such first sentence to read as follows:

     “(d) at any time during the Amendment No. 2 Period, (i) after giving effect to the making of such Loan (as applicable), the Total Leverage Ratio shall not exceed the applicable ratio at such time under Section 8.11(a) hereof (which ratio shall be determined on a pro forma basis, giving effect to such Loan; provided that for purposes of this clause (d) and Section 8.11(a) hereof at any time from and including the Amendment No. 2 Effective Date to and including July 23, 2008 (but not at any subsequent time), the calculation of Cash Flow shall be based upon Cash Flow for the four quarter period ended March 30, 2008 and such Cash Flow and the addbacks and other adjustments thereto shall not exceed the respective amounts specified under item (2) in Schedule 1 to Amendment No. 2), and (ii) after giving effect to the issuance, amendment, renewal or extension of such Letter of Credit (as applicable), the Borrower shall be in compliance with the limitation under clause (b) of the last paragraph of Section 8.07 hereof; and

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     (e) at any time during the Amendment No. 2 Period, after giving effect to the making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the Borrower in good faith believes that the aggregate amount of cash and Cash Equivalents held by the Borrower and its Subsidiaries as of the close of business (New York time) on the date of such Loan or such issuance, amendment, renewal or extension, after giving effect to disbursements anticipated to be made on such date, shall not exceed $10,000,000 (it being understood that any excess shall be repaid in accordance with Section 2.09(d) hereof).”

     B. The last sentence of Section 6.02 of the Credit Agreement is hereby amended in its entirety to read as follows:

     “Each notice of borrowing or request for the issuance, extension, renewal or amendment of a Letter of Credit by the Borrower hereunder shall be deemed to constitute a certification to the effect set forth in the foregoing clauses (a), (b), (c) (in the case of clause (c), only with respect to any borrowing in respect of Incremental Loans), (d) and (e) (in case of clauses (d) and (e), only with respect to any borrowing or issuance of any Letter of Credit at any time during the Amendment No. 2 Period), both as of the date of such notice or request and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such borrowing, issuance, extension, renewal or amendment, as of the date of such borrowing, issuance, extension, renewal or amendment.”

     2.7. Financial Statements, Etc. Section 8.01 of the Credit Agreement is hereby amended as follows:

     A. Clause (h) thereof is amended by removing the word “and” at the end thereof.

     B. New clauses (i) and (j) shall be inserted immediately following clause (h) thereof to read as follows:

     “(i) (i) on a weekly basis during the Amendment No. 2 Period, (A) on the fourth Business Day of each week, a Cash Flow Forecast and (B) not later than the fourth Business Day of each week, a report in a form reasonably acceptable to the Administrative Agent comparing the Borrower’s actual receipts and disbursements for the immediately preceding week to the projected cash receipts and disbursements for such week as set forth in the most recently delivered Cash Flow Forecast, (ii) not later than the fourth Business Day of every other week, the “flash” report prepared for the Borrower’s management for the most recently completed bi-weekly period, in substantially the form of the flash report provided to the Administrative Agent prior to the Amendment No. 2 Effective Date and (iii) on a monthly basis during the Amendment No. 2 Period, not later than fifteen Business Days following the end of each month, a summary in reasonable detail describing the monthly operating trends and variances in the Borrower’s business for such month (and, in each case, the Administrative Agent shall in turn furnish such information to the Lenders);

     (j) promptly upon becoming available and in any event not later than May 30, 2008, (i) a financial forecast for the Borrower in form and in detail reasonably acceptable

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to the Administrative Agent for fiscal years 2008 through 2012 and (ii) a report in reasonable detail prepared for the Borrower by its advisor Lazard Freres & Co. LLC as to the Borrower’s current strategic alternatives (and, in each case, the Administrative Agent shall in turn furnish such information to the Lenders (and the Borrower agrees to make such advisor available to discuss such report with the Administrative Agent, the Lenders and their respective representatives as the Administrative Agent may reasonably request); and”

     C. Clause “(i)” thereof shall be re-lettered as clause “(k)” (and any references in the Credit Agreement (prior to giving effect to this Amendment No. 2) to clause (i) of Section 8.01 of the Credit Agreement shall be likewise deemed to be amended).

     2.8. Acquisitions. Section 8.05(b) of the Credit Agreement is hereby amended by inserting a new paragraph at the end thereof to read as follows:

     “Notwithstanding anything herein to the contrary, no transaction may be effected by the Borrower or any of its Subsidiaries at any time during the Amendment No. 2 Period pursuant to Section 8.05(b)(iv) hereof without the prior written consent of the Required Lenders.”

     2.9. Dispositions. Section 8.05(c) of the Credit Agreement is hereby amended by inserting a new paragraph at the end thereof to read as follows:

     “Notwithstanding anything herein to the contrary, no Disposition may be effected by the Borrower or any of its Subsidiaries at any time during the Amendment No. 2 Period pursuant to Sections 8.05(c)(iii), (vii) and (viii) hereof without the prior written consent of the Required Lenders, other than (i) the Disposition of the Capital Stock, or all or substantially all of the assets of, JIUS, Inc. pursuant to the requirements of Section 8.05(c)(iii) hereof and (ii) any Disposition or Dispositions pursuant to the requirements of any of Sections 8.05(c)(iii), (vii) and (viii) hereof with a fair market value, in the aggregate, not exceeding $10,000,000.”

     2.10. Indebtedness. Section 8.07 of the Credit Agreement is hereby amended by inserting a new paragraph at the end thereof to read as follows:

     “Notwithstanding anything herein to the contrary, at any time during the Amendment No. 2 Period, (a) no additional Indebtedness may be incurred by the Borrower or any of its Subsidiaries pursuant to Sections 8.07(c), (e), (f) and (g) hereof without the prior written consent of the Required Lenders, other than (i) additional unsecured Indebtedness not exceeding $10,000,000 in the aggregate, (ii) additional secured Indebtedness not exceeding $1,000,000 in the aggregate and (iii) additional Indebtedness with respect to Capital Lease Obligations not exceeding $250,000 in the aggregate and (b) the sum of the aggregate face or principal amount of all obligations in respect of (i) letters of credit or similar instruments outstanding under Section 8.07(e) hereof and (ii) Letters of Credit issued, amended, renewed or extended hereunder during the Amendment No. 2 Period shall not exceed $15,000,000 at any one time outstanding.”

Amendment No. 2

     2.11. Investments. Section 8.08 of the Credit Agreement is hereby amended by inserting a new paragraph at the end thereof to read as follows:

     “Notwithstanding anything herein to the contrary, no transaction may be effected by the Borrower or any of its Subsidiaries at any time during the Amendment No. 2 Period pursuant to Section 8.08(g) hereof without the prior written consent of the Required Lenders.”

     2.12. Financial Ratios. Section 8.11(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

     “(a) Total Leverage Ratio. The Borrower will not, at any time during any period set forth below, permit the Total Leverage Ratio to exceed the ratio set forth below under the caption “Total Leverage Ratio” opposite such period:

Period	Total Leverage Ratio

From and including September 30, 2007 through
and including December 31, 2007	6.75 to 1

From and including January 1, 2008
through and including the last day of the fiscal
quarter ending on or nearest to March 31, 2008	7.00 to 1

From and including the first day of the next
succeeding fiscal quarter through and including
July 23, 2008	7.00 to 1

From and including the next succeeding day
through and including the last day of the fiscal
quarter ending on or nearest to September 30, 2008	6.65 to 1

From and including the first day of the next
succeeding fiscal quarter through and including
December 31, 2008	6.50 to 1

From and including January 1, 2009
through and including the last day of the fiscal
quarter ending on or nearest to March 31, 2009	6.30 to 1

From and including the first day of the next
succeeding fiscal quarter through and including the
last day of the fiscal quarter ending on or nearest to
June 30, 2009	6.15 to 1

From and including the first day of the next	6.00 to 1

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succeeding fiscal quarter through and including the
last day of the fiscal quarter ending on or nearest to
September 30, 2009

From and including the first day of the next
succeeding fiscal quarter through and including
December 31, 2009	5.75 to 1

From and including January 1, 2010
through and including December 31, 2010	5.25 to 1

From and including January 1, 2011
and at all times thereafter	5.00 to 1”

     2.13. Section 8.18 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“[Intentionally Deleted]”.

     2.14. Certain Obligations respecting Subsidiaries. Section 8.20 of the Credit Agreement is hereby amended by inserting a new clause (e) at the end thereof to read as follows:

     “(e) Notwithstanding anything herein or in any other Credit Document to the contrary, the Borrower shall, (i) as promptly as practicable using commercially reasonable efforts from the Amendment No. 2 Effective Date, but in no event later than 45 days after the Amendment No. 2 Effective Date (it being agreed by the parties hereto that such period may be extended by the Administrative Agent in its sole discretion for up to (x) one additional 30 day period in connection with the execution and delivery in favor of the Administrative Agent of a mortgage, deed of trust or similar instrument and (y) two additional 30 day periods in connection with the delivery of title insurance policies, or otherwise with the consent of the Required Lenders), comply with its obligations under paragraph (b) of this Section 8.20 with respect to each of the properties listed on Schedule 2 to Amendment No. 2 (without regard to the dollar limitation set forth in such paragraph (b)) and (ii) within 30 days after the Amendment No. 2 Effective Date (it being agreed by the parties hereto that such period may be extended by the Administrative Agent in its sole discretion for up to one additional 30 day period or otherwise with the consent of the Required Lenders), cause each of the deposit or securities accounts of the Borrower and the other Obligors listed on Part A of Schedule 3 to Amendment No. 2 and each such other account(s) that the Borrower or any other Obligor may from time to time after the Amendment No. 2 Effective Date (other than such deposit and/or securities accounts having aggregate balances at any time not exceeding $5,000,000) to become subject to the Liens under the Security Agreement and take all necessary steps requested by the Administrative Agent to perfect the security interest therein, including entering into control agreements in form and substance reasonably satisfactory to the Administrative Agent (and the Lenders hereby authorize the Administrative Agent to enter into any amendments to the Security Agreement and/or

Amendment No. 2

to enter into such control agreements, in each case reasonably satisfactory to the Administrative Agent, to effect the foregoing).”

     2.15. Events of Default. Section 9 of the Credit Agreement is hereby amended by inserting a new paragraph at the end thereof to read as follows:

     “Notwithstanding anything herein to the contrary (including, without limitation, Section 9(d) hereof), at any time during the Amendment No. 2 Period, the failure of the Borrower to perform any of its obligations under Sections 8.01(a) (with respect to the delivery of its consolidated financial statements (and related Compliance Certificate) for the fiscal quarter ending or nearest to June 30, 2008, (i) and (j) hereof shall constitute an Event of Default immediately upon written notice of such failure to the Borrower by the Administrative Agent or any Lender (through the Administrative Agent).”

     Section 3. Waiver. Effective as of the Amendment No. 2 Effective Date, the Lenders hereby agree that any Default or Event of Default that has occurred and is continuing immediately prior to the Amendment No. 2 Effective Date solely as a result of any breach of Section 8.11(a) of the Credit Agreement for the relevant calculation period ending on March 30, 2008 is hereby waived.

     Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) the representations and warranties set forth in Section 7 of the Credit Agreement and in Section 2 of the Security Agreement are true and complete on the Amendment No. 2 Effective Date as if made on and as of such date and as if each reference in said Section 7 to “this Agreement” and each reference in said Section 2 to “the Credit Agreement” included reference to this Amendment No. 2 (provided that for purposes of the representation and warranty under Section 7.17 of the Credit Agreement, such representation and warranty is hereby qualified by the assumption that the obligations in respect of the Credit Documents shall mature at their respective scheduled maturities), (b) immediately after giving effect to this Amendment No. 2, no Default shall be continuing and (c) the aggregate principal or face amount of Total Debt of the Borrower and its Subsidiaries as of March 30, 2008 is as set forth in item (1) of Schedule 1 to this Amendment No. 2.

     Section 5. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2, and the waiver thereunder set forth in Section 3, shall become effective as of the date on which the following conditions precedent shall be satisfied (the “Amendment No. 2 Effective Date”):

     5.1. Execution of Amendment No. 2. Receipt by the Administrative Agent of one or more counterparts of this Amendment No. 2 duly executed and delivered by the Borrower and Lenders constituting the Required Lenders, and consented to by each of the Subsidiary Guarantors.

     5.2 Resolutions, Etc. Receipt by the Administrative Agent of a certificate of the secretary or assistant secretary of the Borrower as to resolutions authorizing and approving the transactions contemplated by this Amendment No. 2 and attesting to incumbency of the

Amendment No. 2

person(s) executing this Amendment No. 2 on the Borrower’s behalf.

     5.3. Fees and Expenses, Etc. Evidence that the Borrower shall have paid in full (a) all fees in respect of this Amendment No. 2 required to be paid by the Borrower on or before the Amendment No. 2 Effective Date, (b) all reasonable expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Administrative Agent) in connection with this Amendment No. 2, for which written invoices have been submitted to the Borrower prior to the Amendment No. 2 Effective Date and (c) an amount agreed between the Borrower and the Administrative Agent in respect of the retainer for the financial advisor engaged by the Administrative Agent or its counsel in connection with the Credit Agreement.

     5.4. Information Requests. The Borrower shall have delivered to the Administrative Agent (for delivery to the Lenders): (a) a Cash Flow Forecast in form and detail reasonably satisfactory to the Administrative Agent for the 13-week period beginning with the week ending May 2, 2008; and (b) the monthly account statements for the accounts of the Borrower and its Subsidiaries listed on Part B of Schedule 3 to this Amendment No. 2.

     Section 6. Consents and Ratifications.

     6.1. Security Agreement, etc.. The Borrower hereby agrees that the Credit Agreement as amended by this Amendment No. 2 is the Credit Agreement under and for all purposes of the Security Agreement. The Borrower hereby further agrees that this Amendment No. 2 is a “Credit Document” under and for purposes of the Credit Agreement.

     6.2. Subsidiary Guarantee and Security Agreement. By its execution and delivery of this Amendment No. 2, each Subsidiary Guarantor hereby: (a) consents to this Amendment No. 2; (b) agrees that the Credit Agreement as amended by this Amendment No. 2 is the Credit Agreement under and for all purposes of the Subsidiary Guarantee and the Security Agreement; and (c) represents and warrants to the Lenders and the Administrative Agent that the representations and warranties of such Subsidiary Guarantor set forth in Section 3 of the Subsidiary Guarantee and in Section 2 of the Security Agreement are true and complete on the Amendment No. 2 Effective Date as if made on and as of such date and as if each reference in said Section 3 and said Section 2 to “the Credit Agreement” included reference to this Amendment No. 2.

     6.3. Ratifications. By its execution of this Amendment No. 2, each Obligor, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Credit Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Credit Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Credit Documents to which it is a party as security for the obligations under or with respect to the Credit Documents and any other obligations secured thereby (including obligations in respect of Other Indebtedness (as defined in the Security Agreement) existing at the time of the execution and delivery of the Credit Agreement), and confirms and agrees that such liens and security

Amendment No. 2

interests hereafter secure all of the obligations under the Credit Documents and such other obligations, including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with any Credit Document, in each case in accordance with the terms of the applicable Credit Document. Each Obligor also agrees and reaffirms that the Credit Documents to which it is a party now apply to all obligations as modified hereby (including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with any Credit Document). Each Obligor further agrees that there are no oral agreements or understandings among such Obligor and the Administrative Agent or any Lender relating to this Amendment No. 2, the Credit Agreement or any other Credit Document.

     Section 7. Limited Waiver; Reservation of Rights. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect; provided that, except as provided in Section 3 hereof, nothing herein shall constitute a waiver of, or any agreement to provide a waiver of, any existing or future Default or Event of Default. Notwithstanding anything contained herein to the contrary (except as expressly provided in Section 3 hereof), the Administrative Agent and the Lenders reserve all of its or their rights, powers, privileges and remedies under or in respect of the Credit Agreement and the other Credit Documents, at law, in equity or otherwise in connection with the obligations owing by the Obligors thereunder, and all collateral security and/or guarantees therefor, all of which are expressly reserved. This Amendment No. 2 shall not be deemed or otherwise construed to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Credit Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any Lender, on the other hand.

     Section 8. Acknowledgments; Releases. (a) Each of the Obligors acknowledges that neither the Administrative Agent nor any Lender has at any time directed or participated in any aspect of the management of the Obligors or any of their respective Affiliates or the conduct of the businesses of the Obligors, or any of their respective Affiliates, and the Obligors, and any of their respective Affiliates, have made all of their respective business decisions independently of the Administrative Agent or any Lender. Notwithstanding any other provision of this Amendment No. 2 or the Credit Agreement, or any other contract or instrument between the Obligors, or any of their respective Affiliates, on the one hand, and the Administrative Agent and the Lenders, or any of them, on the other hand: (i) the relationship between the Administrative Agent or any Lender, on the one hand, and each of the Obligors, or any of their respective Affiliates, on the other hand, shall be limited to the relationship of a lender to a borrower in a commercial loan transaction; (ii) neither the Administrative Agent nor any Lender is or shall be construed as a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind of the Obligors, or any of their respective Affiliates (or any other Person); and (iii) neither the Administrative Agent nor any Lender shall be deemed responsible for (or a participant in) any acts, omissions or decisions of the Obligors, or any of their respective Affiliates, or any other Lender or, in the case of Lenders, the Administrative Agent.

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     (b) Each of the Obligors further acknowledges and agrees that they have no claims, demands, damages, suits, cross complaints, counterclaims, conditions, causes of action, debts, offsets, disgorgements or assertions of any kind or nature whatsoever, whether known or unknown, and whenever or however arising that can be asserted to reduce or eliminate all or any part of their respective liability to repay all amounts owed under the Credit Documents, or to seek any affirmative relief or damages of any kind or nature from the Administrative Agent or Lenders, or any of them, that arises out of or relates to any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment No. 2 or occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Amendment No. 2, the Credit Agreement, the other Credit Documents, the transactions referred to herein and/or therein, or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied (collectively, the “Claims”). Each of the Obligors, on behalf of itself, and any Person claiming by, through, or under any of the Obligors (each a “Releasing Party” and collectively the “Releasing Parties”) hereby releases, remises, waives and forever discharges the Administrative Agent, the Lenders, and any or all of the Administrative Agent’s and the Lenders’ respective subsidiaries, Affiliates, directors, officers, employees, agents, attorneys, financial advisors, representatives, successors and assigns, from any and all Claims. This Section 8 shall survive the termination of this Amendment No. 2 or any Credit Document. Each Releasing Party has been advised by counsel with respect to the release contained in this Section 8. Each Releasing Party hereby affirms its intent to waive unknown claims and to waive any statutory protection available in any applicable jurisdiction with respect thereto.

     Section 9. Miscellaneous. The Borrower shall pay all reasonable expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment No. 2 and the Borrower acknowledges and agrees that the Administrative Agent or its counsel will be engaging a financial advisor to assist the Administrative Agent and the Lenders in connection with the Credit Agreement and that the Borrower shall be responsible for paying or reimbursing the fees and other charges of such financial advisor pursuant to Section 11.03 of the Credit Agreement. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

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Amendment No. 2

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

JOURNAL REGISTER COMPANY

By /s/ Julia A. Beck
Title: Chief Financial Officer

Amendment No. 2

CONSENTED TO AS PROVIDED IN SECTION 5.2 ABOVE:

SUBSIDIARY GUARANTORS

ALL HOME DISTRIBUTION, INC.
ASHEBORO PUBLICATIONS, INC.
CAPITOL CITY PUBLISHING COMPANY, LLC
CENTRAL ACQUISITION, LLC
CHANRY COMMUNICATIONS, LTD.
CHANRY FREEPORT PENNYSAVER, INC.
CHANRY MEDIA, INC.
CHANRY PENNYSAVER II, INC.
CHANRY PENNYSAVER III, INC.
CHANRY PENNYSAVER IV, INC.
CHANRY PENNYSAVER, INC.
CTM ACQUISITION, LLC
GOODSON HOLDING COMPANY, THE
HARTFORD TIMES, INC., THE
HOMETOWN ACQUISITION, LLC
HOMETOWN NEWSPAPERS, INC.
JRC MEDIA, INC.
JIUS, INC.
JOURNAL COMPANY, INC.
JOURNAL REGISTER EAST, INC.
JOURNAL REGISTER EAST HOLDING CO.,
INC.
JOURNAL REGISTER SUPPLY, INC.
JRC.COM, LLC
LRPA, LLC
MARK I COMMUNICATIONS, INC.
MIDDLETOWN ACQUISITION CORP.
NEW HAVEN REGISTER, LLC
NORTHEAST HOLDING COMPANY, INC.
NORTHEAST PUBLISHING COMPANY, INC.
ORANGE COAST PUBLISHING COMPANY
PENNYSAVER HOME DISTRIBUTION CORP.
REGISTER COMPANY, INC.
SARATOGIAN, LLC, THE
SC PEDDLER ACQUISITION, LLC
ST. LOUIS SUN PUBLISHING COMPANY
SUBURBAN LIFE LLC
SUBURBAN NEWSPAPERS OF GREATER ST.
LOUIS, LLC
TAUNTON ACQUISITION, LLC
TIMES HERALD PUBLISHING COMPANY,
LLC
TOWN TALK ACQUISITION, LLC

Amendment No. 2

21ST CENTURY NEWSPAPERS, INC.
21ST CENTURY NEWSPAPERS SHARED
SERVICES, LLC
GREAT LAKES MEDIA, INC.
REAL ESTATE PUBLICATIONS, INC.
GREAT NORTHERN PUBLISHING, INC.
GREATER DETROIT NEWSPAPER NETWORK,
INC.
ALTERNATE DELIVERY SYSTEMS OF
GREATER DETROIT, LLC
HERITAGE NETWORK INCORPORATED
INDEPENDENT NEWSPAPERS, INC.
MORNING STAR PUBLISHING COMPANY
SAGINAW AREA NEWSPAPERS, INC.
UP NORTH PUBLICATIONS, INC.
VOICE COMMUNICATIONS CORP.

/s/ Julie A. Beck
By: Julie A. Beck
Its: Chief Financial Officer

Amendment No. 2

NAME OF LENDER:

JPMorgan Chase Bank, N.A.

By: /s/ Peter B. Thauer
Title: Executive Director

Amendment No. 2

ANNEX 1
TO
AMENDMENT NO. 2

REVOLVING CREDIT COMMITMENTS

Revolving Credit Lenders	Revolving Credit Commitments
($)

JPMorgan Chase Bank, N.A.	11,775,000.00
Wachovia Bank, N.A.	11,250,000.00
SunTrust Bank	11,250,000.00
The Royal Bank of Scotland PLC	11,250,000.00
Bank of America, N.A.	11,250,000.00
Coöperatieve Central Raiffeisen-Boerlenleen Bank	9,000,000.00
B.A., “Rabobank International”, New York Branch
Royal Bank of Canada	9,000,000.00
BNP Paribas	7,500,000.00
General Electric Capital Corporation	7,500,000.00
Key Bank National Association	7,500,000.00
Bank of New York	6,000,000.00
Calyon New York Branch	5,775,000.00
Union Bank of California, N.A.	5,250,000.00
Citicorp USA, Inc.	4,500,000.00
Comerica Bank	4,500,000.00
Manufacturers and Traders Trust Company	4,500,000.00
Allied Irish Banks, p.l.c.	4,200,000.00
Sumitomo Mitsui Banking Corporation	3,750,000.00
Mizuho Corporate Bank Ltd.	3,750,000.00
Credit Industriel et Commercial	3,000,000.00
Erste Bank New York	2,250,000.00
US Bank	2,250,000.00
Webster Bank, National Association	1,500,000.00
Bank of Communications, New York Branch	750,000.00
Firstrust Bank	750,000.00

TOTAL	$150,000,000.00

Amendment No. 2

SCHEDULE 1
TO
AMENDMENT NO. 2

Total Leverage Ratio Calculation

(1) Total Debt as of March 30, 2008:

Tranche A Term Loans	$542,500,000
Revolving Credit Exposure	97,800,000
Other Indebtedness (Capital Leases)	3,580,000
Total Debt	$643,880,000

(2) Cash Flow for period of four complete fiscal quarters ending on March 30, 2008:
Cash Flow (without Addbacks)	$76,782,505
Maximum Addbacks Permitted under Amendment No. 2	16,986,066
Total Cash Flow	$93,768,571

Amendment No. 2

SCHEDULE 2
TO
AMENDMENT NO. 2

Properties

	Location/Property Name	Address

1.	Nittany Valley Offset	1015 Benner Pike, State College, PA 16801
2.	Montgomery Newspapers	290 Commerce Drive, Fort Washington, PA 19034
3.	The Reporter	307 Derstine Avenue, Lansdale, PA 19446
4.	The Register Citizen	190 Water Street, Torrington, CT 06790
5.	The Record	501 Broadway, Troy, NY 12181
6.	The Daily Freeman	79 Hurley Avenue, Kingston, NY 12401
7.	The Times Herald	410 Markley Street, Norristown, PA 19404

Amendment No. 2

SCHEDULE 3
TO
AMENDMENT NO. 2

Bank Accounts

A. Existing Deposit or Securities Accounts for which Control Agreements are to be Delivered

Company Name	Bank Name	Account Type	Account Number

Journal Register Company	Bank of America	Concentration Account	3851266139
21st Century	Comerica	Concentration Account	1851034114
Northeast Publishing Co Inc.	Key Bank	Concentration Account	359681044020
Journal Register Company	BNY Mellon	Concentration Account	8015950
Journal Register East Inc.	BNY Mellon	Concentration Account	8015711
Northeast Publishing Co Inc.	BNY Mellon	Concentration Account	8021610
Journal Register Company	Wachovia	Concentration Account	2000035265481

Additionally, all accounts with daily sweeps into the accounts above will be covered by the control agreements.

B. Existing Deposit or Securities Accounts for which Monthly Statements are to be Delivered

Company Name	Bank Name	Account Type	Account Number

Journal Register Company	Bank of America	Concentration Account	3851266139
21st Century	Comerica	Concentration Account	1851034114
Northeast Publishing Co Inc.	Key Bank	Concentration Account	359681044020
Journal Register Company	BNY Mellon	Concentration Account	8015950
Journal Register East Inc.	BNY Mellon	Concentration Account	8015711
Northeast Publishing Co Inc.	BNY Mellon	Concentration Account	8021610
Journal Register Company	Wachovia	Concentration Account	2000035265481

Additionally, Administrative Agent shall have the right to request statements on accounts that sweep into the accounts above.

Amendment No. 2